EXHIBIT 99.1

OMNIQ Awarded Contract to Add 29 LPR Lanes at World-Renowned U.S. Medical Institution

Existing customer expands AI vehicle recognition deployment at a nonprofit institution known for integrated patient care, research and education

SALT LAKE CITY, Nov. 03, 2026 (GLOBE NEWSWIRE) -- OMNIQ CORP. (OTCQB: OMQS) (“OMNIQ” or “the Company”), a provider of AI-based computer vision technology, today announced a new contract to deploy its license plate recognition (LPR) technology across 29 additional lanes at a major U.S. academic medical center.

The contract builds on the customer’s existing deployment and extends OMNIQ’s vehicle recognition technology to additional parking lanes. The system identifies vehicles at entry and exit points, providing data to support parking management and daily operations.

“Healthcare campuses need parking technology that works reliably every day,” said Shai Lustgarten, chairman and CEO of OMNIQ. “This customer’s decision to add 29 lanes reflects the trust we’ve built through our existing deployment. For OMNIQ, it demonstrates how established customer relationships can translate into additional business.”

The award supports OMNIQ’s strategy of expanding its AI-based solutions within established customer accounts, building on existing installations to serve additional operational needs.

ABOUT OMNIQ

OMNIQ CORP. uses patented and proprietary artificial intelligence to deliver machine vision image processing solutions, including data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic and parking management, and access control applications.

Our solutions help clients move people, assets and data safely and securely through airports, warehouses, schools, national borders and other environments.

Our principal solutions include hardware, software, communications, automated management services, technical services and support. Our experienced team helps customers simplify integration and deploy practical solutions across complex operating environments.

Privacy and Data Security Commitment

OMNIQ solutions are built to meet the privacy and data protection requirements of the agencies that use them. License plate data is processed and stored in a private network, and access is limited to authorized personnel at the contracting agency. Data is retained and purged according to the agency’s policy and applicable state law. OMNIQ does not sell plate data or share it with third parties for commercial purposes.

For more information about OMNIQ Corp. and its innovative solutions, please visit www.omniq.com.

INFORMATION ABOUT FORWARD LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate,” “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Examples of forward-looking statements include, among others, statements made in this press release regarding the expected timing of the Pennsylvania deployments, anticipated citation processing fee revenue, and additional municipal agreements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contact

Company

IR@OMNIQ.COM

HAYDEN IR:
Brett Maas
(646) 536-7331
brett@haydenir.com

James Carbonara
(646)-755-7412
james@haydenir.com